Investor Presentation November 2022 November 20, 2023 Fourth Quarter Fiscal Year 2023 Supplemental Presentation

2 Certain matters discussed in this presentation and the accompanying oral presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of presentation, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding BellRing Brands, Inc.’s (“BellRing”) net sales, Adjusted EBITDA and capital expenditure outlook ranges and BellRing’s prospective financial and operating performance and opportunities. These forward- looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: • BellRing's dependence on sales from its ready-to-drink (“RTD”) protein shakes; • BellRing’s ability to continue to compete in its product categories and its ability to retain its market position and favorable perceptions of its brands; • disruptions or inefficiencies in BellRing’s supply chain, including as a result of BellRing’s reliance on third-party suppliers or manufacturers for the manufacturing of many of its products, pandemics (including a resurgence of COVID-19 and/or variants) and other outbreaks of contagious diseases, labor shortages, fires and evacuations related thereto, changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond BellRing’s control; • BellRing’s dependence on a limited number of third-party contract manufacturers for the manufacturing of most of its products, including one manufacturer for the majority of its RTD protein shakes; • the ability of BellRing’s third-party contract manufacturers to produce an amount of BellRing’s products that enables BellRing to meet customer and consumer demand for the products; • BellRing’s reliance on a limited number of third-party suppliers to provide certain ingredients and packaging; • significant volatility in the cost or availability of inputs to BellRing’s business (including freight, raw materials, packaging, energy, labor and other supplies); • BellRing’s ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products; • consolidation in BellRing’s distribution channels; • BellRing’s ability to expand existing market penetration and enter into new markets; • the loss of, a significant reduction of purchases by or the bankruptcy of a major customer; • legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting BellRing’s business, including current and future laws and regulations regarding food safety, advertising, labeling, tax matters and environmental matters; • fluctuations in BellRing’s business due to changes in its promotional activities and seasonality; • BellRing’s ability to maintain the net selling prices of its products and manage promotional activities with respect to its products; • BellRing’s ability to obtain additional financing (including both secured and unsecured debt) and its ability to service its outstanding debt (including covenants that restrict the operation of its business); • the accuracy of BellRing’s market data and attributes and related information; • changes in critical accounting estimates; Cautionary Statement Regarding Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements (Cont’d) 3 (CONTINUED FROM PRIOR PAGE): • uncertain or unfavorable economic conditions that limit customer and consumer demand for BellRing’s products or increase its costs; • risks related to BellRing’s ongoing relationship with Post Holdings, Inc. (“Post”) following BellRing’s separation from Post and Post’s distribution of BellRing stock to Post’s shareholders (the “Spin-off”), including BellRing’s obligations under various agreements with Post; • conflicting interests or the appearance of conflicting interests resulting from certain of BellRing’s directors also serving as officers or directors of Post; • risks related to the previously completed Spin-off, including BellRing’s inability to take certain actions because such actions could jeopardize the tax-free status of the Spin-off and BellRing’s possible responsibility for United States (“U.S.”) federal tax liabilities related to the Spin-off; • the ultimate impact litigation or other regulatory matters may have on BellRing; • risks associated with BellRing’s international business; • BellRing’s ability to protect its intellectual property and other assets and to continue to use third-party intellectual property subject to intellectual property licenses; • costs, business disruptions and reputational damage associated with technology failures, cybersecurity incidents and corruption of BellRing’s data privacy protections; • impairment in the carrying value of goodwill or other intangible assets; • BellRing’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth; • BellRing’s ability to hire and retain talented personnel, employee absenteeism, labor strikes, work stoppages or unionization efforts; • BellRing’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; • significant differences in BellRing’s actual operating results from any guidance BellRing may give regarding its performance; and • other risks and uncertainties described in BellRing’s filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although BellRing believes that the expectations reflected in the forward-looking statements are reasonable, BellRing cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, BellRing undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations.

Additional Information 4 Prospective Information Any prospective information provided in this presentation regarding BellRing’s future performance, including BellRing’s plans, expectations, estimates and similar statements, represents BellRing management’s estimates as of November 20, 2023 only and are qualified by, and subject to, the assumptions and the other information set forth on the slide captioned “Cautionary Statement Regarding Forward-Looking Statements.” Prospective information provided in this presentation regarding BellRing’s plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while they may be presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond BellRing’s control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions of the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of November 20, 2023, and actual results will vary from the estimates set forth herein. It should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors should put all prospective information in context and not rely on it. Any failure to successfully implement BellRing’s operating strategy or the occurrence of the events or circumstances set forth under “Cautionary Statement Regarding Forward- Looking Statements” could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material. Market and Industry Data This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to BellRing. Some data also is based on BellRing management’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. BellRing has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. Similarly, BellRing believes its internal research is reliable, even though such research has not been verified by any independent sources and BellRing cannot guarantee its accuracy or completeness. Trademarks and Service Marks Logos, trademarks, trade names and service marks mentioned in this presentation, including BellRing®, BellRing Brands®, Premier Protein®, Dymatize®, PowerBar®, Premier Protein Clear®, ISO.100®, Elite Mass®, Elite Whey Protein®, Elite 100% Whey®, Super Mass Gainer®, All9 Amino®, Pebbles®, Dunkin®, PREW.O®, Athlete’s BCAA®, PowerBar Clean WheyTM, PowerBar Protein PlusTM, Protein Nut2TM and PowerBar EnergizeTM, are currently the property of, or are under license by, BellRing or one of its subsidiaries. BellRing or one of its subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of BellRing or its subsidiaries’ businesses. Some of the more important trademarks that BellRing or one of its subsidiaries owns or has rights to use that appear in this presentation may be registered in the U.S. and other jurisdictions. Each logo, trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company.

5 Q4 FY2023 Consumption and Key Metrics Executive Summary ● The liquids category continues to experience strong growth rates (+21%)1. ● Premier Protein ready-to-drink (“RTD”) shake consumption was up (+36%)2 in Q4 FY2023. ○ Shipments and consumption were balanced, continuing strong period-over-period growth and hitting new highs. ● Premier Protein’s key metrics remain strong and reaffirm a long runway for sustained growth. ○ Household penetration grew +16% vs prior year, finishing FY2023 at 16.3%3. Light promotional activity, expanded distribution and continued strength in powder were key drivers of growth. ○ RTD shake market share continued to increase, finishing Q4 FY2023 +2.7 share points1 vs. prior year. Premier Protein continues to lead both the RTD shake and convenient nutrition category in tracked market share. ○ Total distribution points (“TDPs”) set a new high, as retailers expanded space and added reintroduced flavors. ● Dymatize Q4 FY2023 powder consumption continues to experience strong growth (+38%)2. ○ Household penetration continued to grow and reached a new high3. Powder share remains at an all-time high behind growing distribution and strong velocities. ○ TDPs also reached a new record high for the third straight quarter. Notes: 1. U.S. Circana Multi Outlet + Convenience 13 weeks ended October 1, 2023. 2. U.S. Circana Multi Outlet + Convenience 13 and 52 weeks ended October 1, 2023 and management estimates of untracked channels for the 13 and 52 weeks ended October 2, 2023. 3. Numerator HH Panel 52 weeks ending 9/30/2023.

6 Liquids Category is Healthy and Growing Notes: Circana U.S. Multi Outlet + Convenience. Liquids Category Growth Rate L13 +21% L52 +20% YOY % Δ Historical growth 5% $%Chg vs YA: 9% 11% 12% 14% 21% 20% 20% 23% 21% 20% 24% 19% 19% 21% 21% 20% 0% 5% 10% 15% 20% 25% 4 WE 8/7/2022 4 WE 9/4/2022 4 WE 10/2/2022 4 WE 10/30/2022 4 WE 11/27/2022 4 WE 12/25/2022 4 WE 1/22/2023 4 WE 2/19/2023 4 WE 3/19/2023 4 WE 4/16/2023 4 WE 5/14/2023 4 WE 6/11/2023 4 WE 7/9/2023 4 WE 8/6/2023 4 WE 9/3/2023 4 WE 10/01/2023

7Notes: Circana U.S. Multi Outlet + Convenience 13 and 52 weeks ended October 1, 2023 and management estimates of untracked channels for the 13 and 52 weeks ended October 1, 2023. Premier Protein RTD Shakes $ Sales vs. Prior Year Channel 13 Weeks 52 Weeks Club +28.5% +20.2% Mass +60.6% +45.6% eCommerce +47.7% +19.5% Food +28.1% +28.1% Total Consumption (tracked + untracked channels) +36.1% +25.0% Total Tracked +38.4% +31.5% Total Untracked +33.5% +18.4% Premier Protein RTD Shake Growth Strong Across Channels

8 Premier Protein RTD Shake Consumption Reaches All-Time High Behind Promotion, Velocity and Distribution Gains Notes: Circana U.S. Multi Outlet + Convenience and management estimates of untracked channels.

9Notes: Circana U.S. Multi Outlet + Convenience and management estimates of untracked channels. Q4 FY2023 Consumption in Line with Shipments Premier Protein RTD Shake Consumption vs. Shipments (13 Week Quarters) Trade Inventory Increase, Seasonality Impact Consumption Outpaced Shipments Trade Inventory Increase Trade Inventory Increase Consumption Outpaced Shipments Consumption in line with Shipments Trade Inventory Increase, Seasonality Impact Consumption in line with Shipments

10 Premier Protein RTD Shakes Gained Distribution in Q4 FY2023, Reaching an All-Time TDP High Notes: Circana U.S. Multi Outlet + Convenience.

Notes: Numerator HH Panel 52 weeks ending 9/30/2023. Liquids refers to the liquid sub-category of the convenient nutrition category. Calendar Year (“CY”). Numerator metrics such as penetration are subject to potential restatement or revisions due to market definition changes or late reporters. 11 Premier Protein Household Penetration Shows Significant Growth Over Prior Year, Boosted by Promotions and Distribution +13% +22% +22% +17% +18% -18% -18%+11% 11.5 14.2 16.5 13.8 16.3 11.1 13.8 15.9 13.3 15.4 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 CY 2019 CY 2020 CY 2021 CY 2022 52 W/E 9/30/23 Premier Protein Total Brand and RTD Shake Penetration HH Pen - Premier Protein Brand HH Pen - Premier Protein RTD Shakes Liquids 37.4 HH Pen Liquids 43.8 HH PenLiquids 40.8 HH Pen +23% +24% +16% +15% -16% -16% +22% 30g Shake Repeat Rate 30g Shake Buy Rate 53% $76 51% $74 51% $78 49% $79 49% $85 +16% +14%

12 Premier Protein RTD Shake Share Accelerates on Distribution Gains and Velocity Monthly Premier Protein RTD Shake $ Share % Notes: Circana U.S. Multi Outlet + Convenience.

Dymatize Powders Continue Strong Growth

	Dymatize Powders $ Sales vs. Prior Year	
Channel	13 Weeks	52 Weeks
eCommerce	+37.3%	+30.1%
Mass	+39.2%	+63.0%
Specialty/All Other	-9.3%	+10.3%
Food	+48.9%	+74.5%
Club	+100.0%	-2.5%
Total Consumption (tracked + untracked channels)	+38.4%	+33.7%
Total Tracked	+68.3%	+52.5%
Total Untracked	+24.2%	+24.6%

- Tracked and untracked consumption represents ~65% of total global business

Notes:
Circana U.S. Multi Outlet + Convenience 13 and 52 weeks ended October 1, 2023 and management estimates of untracked channels for the 13 and 52 weeks ended October 1, 2023.

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14 Dymatize Powders Maintaining Strong Year-over-Year Growth Notes: Circana U.S. Multi Outlet + Convenience and management estimates of untracked channels.

15 Dymatize Powder TDPs Reach All-Time Highs Notes: Circana U.S. Multi Outlet + Convenience.